This is filed pursuant to Rule 497(c).
File No. 33-74230

[A/B]
LOGO

AB GOVERNMENT EXCHANGE RESERVES
(Class A-AEAXX; Class B-AEBXX; Class C-AECXX; Class R-AREXX; Class K-AEKXX; Class I-AIEXX; Advisor Class-AEYXX)

--------------------------------------------------------------------------------
c/o AllianceBernstein Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free: (800) 221-5672
--------------------------------------------------------------------------------

                     STATEMENT OF ADDITIONAL INFORMATION
                                July 11, 2016

--------------------------------------------------------------------------------

      This Statement of Additional Information ("SAI") is not a prospectus, but supplements and should be read in conjunction with the current prospectus for AB Government Exchange Reserves (the "Fund"), dated July 11, 2016, that offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares of the Fund (the "Prospectus"). Financial statements for the Fund for the fiscal year ended April 30, 2016 are included in the Fund's annual report to shareholders, and are incorporated into the SAI by reference. Copies of the Prospectus and the Fund's annual report may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or telephone number shown above or on the Internet at www.ABglobal.com.

                              TABLE OF CONTENTS


                                                                           Page

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS..............................1
MANAGEMENT OF THE FUND.......................................................6
EXPENSES OF THE FUND........................................................27
PURCHASE OF SHARES..........................................................30
REDEMPTION AND REPURCHASE OF SHARES.........................................52
SHAREHOLDER SERVICES........................................................55
DAILY DIVIDENDS - DETERMINATION OF NET ASSET VALUE..........................58
TAXES.......................................................................60
PORTFOLIO TRANSACTIONS......................................................60
GENERAL INFORMATION.........................................................63
FINANCIAL STATEMENTS AND REPORT OF  INDEPENDENT REGISTERED PUBLIC
      ACCOUNTING FIRM.......................................................69

___________________
The [A/B] logo is a service mark of AllianceBernstein and AllianceBernstein(R) is a registered trademark used by permission of the owner, AllianceBernstein L.P.

--------------------------------------------------------------------------------
                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS
--------------------------------------------------------------------------------

      The Fund is a diversified, open-end investment company. The Fund's objective is maximum current income to the extent consistent with safety of principal and liquidity. As is true with all investment companies, there can be no assurance that the Fund's objective will be achieved. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the percentage resulting from a change in the value or net assets will not constitute a violation of that restriction.

      The Fund is a "money market fund" that seeks to maintain a stable net asset value, or NAV, of $1.00 per share. The Fund pursues its objective by maintaining a portfolio of high quality U.S. Dollar-denominated money market securities. The Fund invests at least 99.5% of its net assets in cash, marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (which may bear adjustable rates of interest) ("U.S. Government securities") and repurchase agreements that are collateralized fully. Collateralized fully means collateralized by cash or government securities.

      The Fund also invests at least 80%, and normally substantially all, of its net assets in U.S. Government securities and repurchase agreements that are collateralized by U.S. Government securities. This policy may not be changed without 60 days' prior written notice to shareholders.

      The Fund may also invest in when-issued securities.

      The Fund invests in securities in accordance with Securities and Exchange Commission (the "SEC") Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Accordingly, under Rule 2a-7, the Fund will invest in securities that at the time of investment have remaining maturities not exceeding 397 days. The Fund is subject under Rule 2a-7 to maturity limits. Currently, the maximum dollar-weighted average maturity of the Fund's investments is limited to 60 days or less and the dollar-weighted average life of the Fund's investments is limited to 120 days or less. For purposes of calculating weighted average maturity, the maturity of an adjustable rate security generally will be the period remaining until its next interest rate adjustment. For purposes of calculating weighted average life, the life of an adjustable rate security will be its stated final maturity, without regard to interest rate adjustments, unless permitted by Rule 2a-7.

      The Fund is also subject to minimum daily and weekly liquidity requirements. The Fund must hold at least 10% of its total assets in daily liquid assets as defined in Rule 2a-7, determined at the time of acquisition of a security. Daily liquid assets are currently defined in Rule 2a-7 as cash, direct obligations of the U.S. Government; securities that will mature, without reference to interest rate adjustments, or are subject to a demand feature that is exercisable and payable, within one business day; or amounts receivable and due unconditionally within one business day on pending sales of Fund securities. The Fund must also hold at least 30% of its total assets in weekly liquid assets, which are defined in in Rule 2a-7 as cash; direct obligations of the U.S. Government; Government securities that are issued by a person controlled or supervised by and acting as an instrumentality of the government of the United States pursuant to authority granted by the Congress of the United States that: (A) are issued at a discount to the principal amount to be repaid at maturity without provision for the payment of interest, and (B) have a remaining maturity date of 60 days or less; securities that will mature, without reference to interest rate adjustments, or are subject to a demand feature that is exercisable and payable, within five business days; or amounts receivable and due unconditionally within five business days on pending sales of Fund securities.

      Under recently adopted changes to Rule 2a-7, the Fund is permitted, but not required to, at the discretion of the Fund's Board of Trustees (the "Trustees"), under certain circumstances of impaired liquidity of the Fund's investments, impose liquidity fees of up to 2% on, or suspend, redemptions for limited periods of time. The Trustees have determined not to impose liquidity fees on, or suspend, redemptions under any circumstances.

                                   General
                                   -------

      The Fund intends to comply with Rule 2a-7 under the 1940 Act, as amended from time to time, including the portfolio quality, maturity and diversification conditions imposed by the Rule. To the extent that the Fund's limitations are more permissive than Rule 2a-7, the Fund will comply with the more restrictive provisions of the Rule.

      Pursuant to Rule 2a-7 as currently in effect, the Fund may invest only in U.S. Dollar-denominated securities that at the time of acquisition, are "Eligible Securities", as that term is defined in Rule 2a-7. A U.S. Government security is an Eligible Security. Eligible Securities also include a security that has a remaining maturity of 397 days or less that the Fund's investment adviser, AllianceBernstein L.P. (the "Adviser") (as delegate for the Trustees) determines presents minimal credit risks to the Fund, which determination must include an analysis of the capacity of the security's issuer or guarantor to meet its financial obligations, including, to the extent appropriate, consideration of the following factors with respect to the security's issuer or guarantor: (a) financial condition; (b) sources of liquidity; (c) ability to react to future market-wide and issuer- or guarantor-specific events, including ability to repay a debt in a highly adverse situation; and (d) strength of the issuer or guarantor's industry within the economy and relative to economic trends, and issuer or guarantor's competitive position within its industry. In addition, securities issued by other registered money market funds are Eligible Securities.

                                Fund Policies
                                -------------

      The Fund's investment objective is a "fundamental policy" within the meaning of the 1940 Act and may not be changed without the affirmative vote of a majority of the Fund's outstanding shares as defined below under "Certain Fundamental Investment Policies". Except as otherwise provided, the Fund's investment policies are not designated "fundamental policies" and may, therefore, be changed by the Trustees without a shareholder vote.

      The Fund invests at least 99.5% of its net assets in cash, U.S. Government securities and repurchase agreements that are collateralized fully.

      The Fund's investments may include the following:

      1. U.S. Government Securities. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities. These include issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives, Federal Farm Credit, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Financing Bank, Federal National Mortgage Association ("FNMA") and Tennessee Valley Authority. Some of the securities are supported by the full faith and credit of the U.S. Treasury and others are supported by the right of the issuer to borrow from the Treasury. Securities issued by the FHLMC and the FNMA were supported only by the credit of the agency or instrumentality, but since 2008 when these entities were placed in conservatorship, their securities are, in effect, supported by the full faith and credit of the U.S. Treasury. These securities are considered U.S. Government securities for the purposes of Rule 2a-7 under the 1940 Act.

      2. Repurchase agreements related to U.S. Government Securities that are collateralized fully. A repurchase agreement is collateralized fully if, among other things, the collateral consists entirely of U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor on an agreed-upon future date, normally one day or a week later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate that is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Repurchase agreements may be entered into only with those banks (including State Street Bank and Trust Company, the Fund's Custodian) or broker-dealers that are determined to be creditworthy by the Adviser. For each repurchase agreement, the Fund requires continual maintenance of the market value of underlying collateral in amounts equal to, or in excess of, the agreement amount. While the maturities of the underlying collateral may exceed 397 days, the term of the repurchase agreement may not be greater than 397 days, as currently required by Rule 2a-7. If a counterparty defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the counterparty became bankrupt, the Fund might be delayed in selling the collateral. Repurchase agreements often are for short periods such as one day or a week, but may be longer. A repurchase agreement is deemed to be an acquisition of the underlying securities provided that the obligation of the seller to repurchase the securities from the money market fund is collateralized fully. The Fund may only invest in repurchase agreements pertaining to the marketable obligations of, or marketable obligations guaranteed by, the U.S. Government, its agencies or instrumentalities.

                        Additional Investment Policies
                        ------------------------------

      The following investment policies supplement those set forth above for the Fund.

      Floating- and Variable-Rate Obligations. The Fund may also purchase floating- and variable-rate obligations, including floating- and variable-rate demand notes and bonds. The Fund may invest in variable- and floating-rate obligations whose interest rates are adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. The Fund may also purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice.

      Illiquid Securities. Pursuant to Rule 2a-7, the Fund will not invest in "illiquid securities" if immediately after such investment more than 5% of the Fund's net assets would be invested in such securities. Under Rule 2a-7, an illiquid security is one that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value attributed to it by the Fund. Following the purchase of an illiquid security by the Fund, the Adviser monitors continuously the liquidity of such security and reports to the Trustees regarding purchases of illiquid securities.

      Investments in Other Investment Companies. The Fund may invest in the securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

      Reverse Repurchase Agreements. While the Fund has no plans to do so, it may enter into reverse repurchase agreements, which involve the sale of money market securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.

      When-Issued Securities. The Fund is permitted to purchase "when-issued" securities related to the types of securities in which it is permitted to invest. With respect to these securities, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs from within ten days to one month after the purchase of the issue. During the period between purchase and settlement, no payment is made by the Fund to the issuer and, thus, no interest accrues to the Fund from the transaction. When-issued securities may be sold prior to the settlement date. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it can incur a gain or loss. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it records the transaction and reflects the value of the security in determining its NAV. The Fund's investments in when-issued securities are subject to the risk of market fluctuations because the Fund agrees to buy the securities at a certain price, even though the market price of the securities at the time of delivery may be lower than the agreed-upon purchase price.

      General. While there are many kinds of short-term securities used by money market investors, the Fund, in keeping with its primary investment objective of safety of principal, generally invests in the types summarized above. Net income to shareholders is aided both by the Fund's ability to make investments in large denominations and by its efficiencies of scale. Also, the Fund may seek to improve portfolio income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in money markets. The market value of the Fund's investments may decrease during periods of rising interest rates and may increase during intervals of falling rates. These changes in value are usually smaller for short-term debt securities, such as those in which the Fund invests, than for debt securities with longer maturities. In addition, if interest rates on U.S. Government securities in which the Fund invests remain low for an extended period of time, the Fund may have difficulties in providing a positive yield, paying expenses out of Fund assets, or maintaining a stable $1.00 NAV.

      Cyber Security Risk. As the use of the Internet and other technologies has become more prevalent in the course of business, the Fund and its service providers, including the Adviser, have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of the Fund or its service providers or the issuers of securities in which the Fund invests have the ability to cause disruptions and affect business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed that are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Fund does not control the cyber security defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which it does business.

Certain Fundamental Investment Policies
---------------------------------------

      The Fund has adopted the following fundamental investment policies, which may not be changed without approval by the vote of a majority of the Fund's outstanding voting securities, which means the affirmative vote of a majority of the Fund's outstanding shares, which means the vote of (1) 67% or more of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares, whichever is less.

      As a matter of fundamental policy, the Fund:

      (i) may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;(1)

--------
(1) This limitation does not apply to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities or certificates of deposit and bankers' acceptances issued or guaranteed by, or interest-bearing savings deposits maintained at, banks and savings institutions and loan associations (including foreign branches of U.S. banks and U.S. branches of foreign banks).

      (ii) may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

      (iii) may not make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act;

      (iv) may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

      (v) may purchase or sell commodities or options thereon to the extent permitted by applicable law; or

      (vi) may not act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

      As a fundamental policy, the Fund is diversified under the safe harbor provisions of Rule 2a-7(d)(3)(v).

--------------------------------------------------------------------------------
                            MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

The Adviser
-----------

            The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Trust's Board. The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

      The Adviser is a leading global investment management firm supervising client accounts with assets as of March 31, 2016, totaling approximately $479 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide.

      As of March 31, 2016, the direct ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:

                 AXA and its subsidiaries         62.7%
                 AllianceBernstein Holding L.P.   36.0
                 Unaffiliated holders              1.3
                                              ------------
                                                 100.0%
                                              ============

      AXA is a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries ("AXA and its subsidiaries"). AllianceBernstein Holding L.P. ("Holding") is a Delaware limited partnership, the units of which, ("Holding Units") are traded publicly on the New York Stock Exchange (the "Exchange") under the ticker symbol "AB". As of March 31, 2016, AXA owned approximately 1.5% of the issued and outstanding assignments of beneficial ownership of Holding Units.

      AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Adviser. AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. Including both the general partnership and limited partnership interests in Holding and the Adviser, AXA and its subsidiaries had an approximate 63.2% economic interest in the Adviser as of March 31, 2016.

Advisory Agreement and Expenses
-------------------------------

      Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Trustees and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund without charge with management supervision and assistance and office facilities. The Trustees, including a majority of the Trustees who are not interested Trustees, approved an amendment to the Advisory Agreement, effective July 11, 2016, which reduces the advisory fee payable to the Adviser. Under the amended Advisory Agreement, the Fund pays an advisory fee at an annual rate of .20 of 1% of the average daily net value of the Fund's net assets. The fee is accrued daily and paid monthly under the Advisory Agreement. Prior to July 11, 2016, the Fund paid an advisory fee at an annual rate of .25 of 1% of the first $1.25 billion of the average daily net value of the Fund's net assets, .24 of 1% of the next $.25 billion of such assets, .23 of 1% of the next $.25 billion of such assets, .22 of 1% of the next $.25 billion of such assets, .21 of 1% of the next $1 billion of such assets and .20 of 1% of the average daily value of the Fund's net assets in excess of $3 billion. For the fiscal year ended April 30, 2016, the Adviser received from the Fund advisory fees of $2,018,455 (net of $2,872,792 waived by the Adviser). For the fiscal period(2) ended April 30, 2015 and the fiscal years ended September 30, 2014 and 2013, the Adviser received from the Fund advisory fees of $667,795 (net of $2,113,973 waived by the Advisor), $931,470 (net of $3,077,514 waived by the Adviser), and $1,771,139 (net of $2,752,919 waived by the Adviser), respectively.

--------
(2)   The Fund recently changed its fiscal year end from September 30 to April
      30. Therefore the period between October 1, 2014 and April 30, 2015 does not represent a full calendar year.

      The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. The Advisory Agreement provides for the reimbursement to the Adviser of the costs of certain non-advisory services provided to the Fund. Costs currently reimbursed include the costs of the Adviser's personnel performing certain administrative services for the Fund, including clerical, accounting, legal and other services ("administrative services"), and associated overhead costs, such as office space, supplies and information technology. The administrative services are provided to the Fund on a fully-costed basis (i.e., includes each personnel's total compensation and a factor reflecting the Adviser's total cost relating to that personnel, including all related overhead expenses). The reimbursement of these costs to the Adviser will be specifically approved by the Trustees. For the year ended April 30, 2016, the period ended April 30, 2015 and the year ended September 30, 2014, such fees amounted to $57,675, $36,129 and $76,189, respectively.

      The Advisory Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Trustees, including in either case approval by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. Most recently, continuance of the Advisory Agreement was approved for an additional annual term by the Trustees of the Fund at meetings held on March 9, 2016.

      Any material amendment to the Advisory Agreement must be approved by the vote of a majority of the outstanding securities of the Fund and by a vote of a majority of the Trustees who are not interested persons of the Fund or the Adviser. The Advisory Agreement is terminable without penalty by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Trustees on 60 days' written notice, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

      Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

      The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to AB Bond Fund, Inc., AB Cap Fund, Inc., AB Core Opportunities Fund, Inc., AB Corporate Shares, AB Discovery Growth Fund, Inc., AB Equity Income Fund, Inc., AB Fixed-Income Shares, Inc., AB Global Bond Fund, Inc., AB Global Real Estate Investment Fund, Inc., AB Global Risk Allocation Fund, Inc., AB Global Thematic Growth Fund, Inc., AB Growth and Income Fund, Inc., AB High Income Fund, Inc., AB Institutional Funds, Inc., AB International Growth Fund, Inc., AB Large Cap Growth Fund, Inc., AB Municipal Income Fund, Inc., AB Municipal Income Fund II, AB Trust, AB Unconstrained Bond Fund, Inc., AB Variable Products Series Fund, Inc., Bernstein Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AB Pooling Portfolios, and The AB Portfolios, all open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AB Multi-Manager Alternative Fund, AllianceBernstein National Municipal Income Fund, Inc. and Alliance California Municipal Income Fund, Inc., all closed-end investment companies. The registered investment companies for which the Adviser serves as investment adviser are referred to collectively below as the "AB Fund Complex", while all of these investment companies, except the Bernstein Fund, Inc., the Sanford C. Bernstein Fund, Inc., and the AB Multi-Manager Alternative Fund, are referred to collectively below as the "AB Funds".

Board of Trustees Information
-----------------------------

      Certain information concerning the Trustees is set forth below.

                                                    PORTFOLIOS  OTHER PUBLIC
                                                    IN          COMPANY
                           PRINCIPAL                AB FUND     DIRECTORSHIPS
                           OCCUPATION(S)            COMPLEX     CURRENTLY
NAME, ADDRESS*, AGE AND    DURING PAST FIVE YEARS   OVERSEEN    HELD
(YEAR ELECTED**)           OR LONGER                BY TRUSTEE  BY TRUSTEE
-----------------------    ----------------------   ----------  ----------------

INDEPENDENT TRUSTEES

Marshall C. Turner, Jr.,#  Private Investor since     110       Xilinx, Inc.
Chairman of the Board      prior to 2011. Former                (programmable
74                         Chairman and CEO of                  logic
(2005)                     Dupont Photomasks, Inc.              semi-conductors)
                           (components of                       since 2007
                           semi-conductor
                           manufacturing). He has
                           extensive operating
                           leadership and venture
                           capital investing
                           experience, including
                           five interim or
                           full-time CEO roles, and
                           prior service as general
                           partner of institutional
                           venture capital
                           partnerships. He also
                           has extensive non-profit
                           board leadership
                           experience, and
                           currently serves on the
                           boards of two education
                           and science-related
                           non-profit
                           organizations. He has
                           served as a director of
                           one AB Fund since 1992,
                           and director or trustee
                           of multiple AB Funds
                           since 2005. He has been
                           Chairman of the AB Funds
                           since January 2014, and
                           the Chairman of the
                           Independent Directors
                           Committees of such Funds
                           since February 2014.

John H. Dobkin,#           Independent Consultant     110       None
74                         since prior to 2011.
(1994)                     Formerly, President of
                           Save Venice, Inc.
                           (preservation
                           organization) from
                           2001-2002; Senior
                           Advisor from June
                           1999-June 2000 and
                           President of Historic
                           Hudson Valley (historic
                           preservation) from
                           December 1989-May 1999.
                           Previously, Director of
                           the National Academy of
                           Design. He has served as
                           a director or trustee of
                           various AB Funds since
                           1992, and as Chairman of
                           the Audit Committees of
                           a number of such AB
                           Funds from 2001-2008.

Michael J. Downey,#        Private Investor since     110       Asia Pacific
72                         prior to 2011.                       Fund, Inc.
(2005)                     Formerly, managing                   (registered
                           partner of Lexington                 investment
                           Capital, LLC (investment             company) since
                           advisory firm) from                  prior to 2011
                           December 1997 until
                           December 2003. He
                           also served as a
                           Director of Prospect
                           Acquisition Corp.
                           (financial services)
                           from 2007 until 2009.
                           From 1987 until 1993,
                           Chairman and CEO of
                           Prudential Mutual Fund
                           Management, director of
                           the Prudential mutual
                           funds, and member of the
                           Executive Committee of
                           Prudential Securities
                           Inc. He has served as a
                           director or trustee of
                           the AB Funds since 2005
                           and is a director and
                           Chairman of one other
                           registered investment
                           company.

William H. Foulk, Jr.,#    Investment Adviser and     110       None
83                         an Independent
(1994)                     Consultant since prior
                           to 2011. Previously, he
                           was Senior Manager of
                           Barrett Associates,
                           Inc., a registered
                           investment adviser. He
                           was formerly Deputy
                           Comptroller and Chief
                           Investment Officer of
                           the State of New York
                           and, prior thereto,
                           Chief Investment Officer
                           of the New York Bank for
                           Savings.  He has served
                           as a director or trustee
                           of various AB Funds
                           since 1983, and was
                           Chairman of the
                           Independent Directors
                           Committees of the AB
                           Funds from 2003 until
                           early February 2014. He
                           served as Chairman of
                           such funds from 2003
                           through December 2013.
                           He is also active in a
                           number of mutual fund
                           related organizations
                           and committees.

D. James Guzy,#            Chairman of the Board of   110       None
80                         SRC Computers, Inc.
(2005)                     (semi-conductors), with
                           which he has been
                           associated since prior
                           to 2011. He served as
                           Chairman of the Board of
                           PLX Technology
                           (semi-conductors) since
                           prior to 2011 until
                           November 2013. He was a
                           director of Intel
                           Corporation
                           (semi-conductors) from
                           1969 until 2008, and
                           served as Chairman of
                           the Finance Committee of
                           such company for several
                           years until May 2008.
                           He has served as a
                           director or trustee of
                           one or more of the AB
                           Funds since 1982.

Nancy P. Jacklin,#         Professorial Lecturer at   110       None
68                         the Johns Hopkins School
(2006)                     of Advanced
                           International Studies
                           (2008-2015). U.S.
                           Executive Director of
                           the International
                           Monetary Fund (which is
                           responsible for ensuring
                           the stability of the
                           international monetary
                           system), (December
                           2002-May 2006); Partner,
                           Clifford Chance
                           (1992-2002); Sector
                           Counsel, International
                           Banking and Finance, and
                           Associate General
                           Counsel, Citicorp
                           (1985-1992); Assistant
                           General Counsel
                           (International), Federal
                           Reserve Board of
                           Governors (1982-1985);
                           and Attorney Advisor,
                           U.S. Department of the
                           Treasury (1973-1982).
                           Member of the Bar of the
                           District of Columbia and
                           of New York; and member
                           of the Council on
                           Foreign Relations. She
                           has served as a director
                           or trustee of the AB
                           Funds since 2006 and has
                           been Chairman of the
                           Governance and
                           Nominating Committees of
                           the AB Funds since
                           August 2014.

Carol C. McMullen,#        Managing Director and         109       None
60                         Advisor, Leadership
(2016)                     Development, Strategy,
                           Corporate Social
                           Responsibility of Slalom
                           Consulting (consulting)
                           since 2014; Director
                           of Graebel Companies,
                           Inc. (relocation services)
                           and member of the Risk
                           Management, Audit and
                           Compliance Committees
                           since 2014; Director
                           and member of Finance/
                           Investment and Audit
                           Committees of Norfolk &
                           Dedham Group (property
                           and casualty insurance)
                           since 2011. She is also
                           lead investment director
                           for business and family
                           assets at Sydney
                           Associates (real estate
                           development) from
                           prior to 2011 to present
                           and serves on a number
                           of non-profit boards.
                           Formerly, Principal
                           and Managing Director
                           of The Crossland Group
                           (consulting) from 2012
                           until 2013. She has
                           served as a director or
                           trustee of the AB Funds
                           since June 2016.

Garry L. Moody,#           Independent Consultant.    110       None
64                         Formerly, Partner,
(2008)                     Deloitte & Touche LLP
                           (1995-2008), where he
                           held a number of senior
                           positions, including
                           Vice Chairman, and U.S.
                           and Global Investment
                           Management Practice
                           Managing Partner;
                           President, Fidelity
                           Accounting and Custody
                           Services Company
                           (1993-1995) where he was
                           responsible for accounting,
                           pricing, custody and
                           reporting for the Fidelity
                           mutual funds; and
                           Partner, Ernst & Young
                           LLP (1975-1993), where
                           he served as the
                           National Director of
                           Mutual Fund Tax Services
                           and Managing Partner of
                           its Chicago Office Tax
                           department. He is a
                           member of the Trustee
                           Advisory Board of
                           BoardIQ, a biweekly
                           publication focused on
                           issues and news
                           affecting directors of
                           mutual funds. He has
                           served as a director or
                           trustee, and as Chairman
                           of the Audit Committees,
                           of the AB Funds since 2008.

Earl D. Weiner,#           Of Counsel, and Partner    110       None
76                         prior to January 2007,
(2007)                     of the law firm Sullivan
                           & Cromwell LLP and is a
                           former member of the ABA
                           Federal Regulation of
                           Securities Committee
                           Task Force to draft
                           editions of the Fund
                           Director's Guidebook.
                           He also serves as a
                           director or trustee of
                           various non-profit
                           organizations and has
                           served as Chairman or
                           Vice Chairman of a
                           number of them. He has
                           served as a director or
                           trustee of the AB Funds
                           since 2007 and served as
                           Chairman of the
                           Governance and
                           Nominating Committees of
                           the AB Funds from 2007
                           until August 2014.

INTERESTED TRUSTEE
Robert M. Keith,+          Senior Vice President of   110       None
56                         the Adviser++ and the
(2010)                     head of
                           AllianceBernstein
                           Investments, Inc.
                           ("ABI")++ since July
                           2008; Director of ABI
                           and President of the AB
                           Mutual Funds.
                           Previously, he served as
                           Executive Managing
                           Director of ABI from
                           December 2006 to June
                           2008. Prior to joining
                           ABI in 2006, Executive
                           Managing Director of
                           Bernstein Global Wealth
                           Management, and prior
                           thereto, Senior Managing
                           Director and Global Head
                           of Client Service and
                           Sales of the Adviser's
                           institutional investment
                           management business
                           since 2004. Prior
                           thereto, he was Managing
                           Director and Head of
                           North American Client
                           Service and Sales in the
                           Adviser's institutional
                           investment management
                           business, with which he
                           has been associated
                           since prior to 2004.

--------
* The address for each of the Fund's Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.
**    There is no stated term of office for the Fund's Trustees.
# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.
+ Mr. Keith is an "interested person", as defined in Section 2(a)(19) of the Investment Company Act of 1940, of the Trust due to his position as a Senior Vice President of the Adviser.
++    The Adviser and ABI are affiliates of the Trust.

      In addition to the public company directorships currently held by the Directors set forth in the table above, Mr. Turner was a director of SunEdison, Inc. (solar materials and power plants) since prior to 2011 until July 2014, Mr. Downey was a director of the Merger Fund (a registered investment company) since prior to 2011 until 2013, Mr. Guzy was a director of Cirrus Logic Corporation (semi-conductors) from prior to 2011 until July 2011 and served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013, and Mr. Moody was a director of Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) from August 2013 until January 2014.

      The management of the business and affairs of the Trust are overseen by the Board. Trustees who are not "interested persons" of the Trust as defined in the 1940 Act, are referred to as "Independent Trustees", and Trustees who are "interested persons" of the Trust are referred to as "Interested Trustees". Certain information concerning the Trust's governance structure and each Trustee is set forth below.

      Experience, Skills, Attributes and Qualifications of the Trust's Trustees. The Governance and Nominating Committee of the Board, which is composed of Independent Trustees, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Trustees for re-election by stockholders at any annual or special meeting of stockholders. In evaluating a candidate for nomination or election as a Trustee, the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Trust. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

      The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Trust and protecting the interests of stockholders. The Board has concluded that, based on each Trustee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee is qualified and should continue to serve as such.

      In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Trustee during his or her tenure (including the Trustee's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as trustee of the Trust, is provided in the table above and in the next paragraph.

      Among other attributes and qualifications common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Trustees), to interact effectively with the Adviser, other service providers, counsel and the Trust's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. In addition to his or her service as a Trustee of the Trust and other AB Funds as noted in the table above: Mr. Dobkin has experience as an executive of a number of organizations and served as Chairman of the Audit Committees of many of the AB Funds from 2001 to 2008; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AB funds and as Chairman of a non-AB closed-end fund; Mr. Foulk has experience in the investment advisory and securities businesses, including as Deputy Comptroller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuances, cash management and oversight of the New York Common Retirement
Fund), served as Chairman of the Independent Directors Committees from 2003 until early February 2014, served as Chairman of the AB Funds from 2003 through December 2013, and is active in a number of mutual fund related organizations and committees; Mr. Guzy has experience as a corporate director including as Chairman of a public company and Chairman of the Finance Committee of a large public technology company; Ms. Jacklin has experience as a financial services regulator, as U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), as a financial services lawyer in private practice, and has served as Chairman of the Governance and Nominating Committees of the AB Funds since August 2014; Mr. Keith has experience as an executive of the Adviser with responsibilities for, among other things, the AB Funds; Ms. McMullen has experience as an executive or director of a number of organizations as well as investment and risk management expertise; Mr. Moody has experience as a certified public accountant including experience as Vice Chairman and U.S. and Global Investment Management Practice Partner for a major accounting firm, is a member of both the governing council of an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds, and has served as a director or trustee and Chairman of the Audit Committees of the AB Funds since 2008; Mr. Turner has experience as a director (including Chairman and Chief Executive officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships, and has served as Chairman of the AB Funds since January 2014 and the Chairman of the Independent Directors Committees of such Funds since February 2014; and Mr. Weiner has experience as a securities lawyer whose practice includes registered investment companies and as director or trustee of various non-profit organizations and Chairman or Vice Chairman of a number of them, and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014. The disclosure herein of a director's experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

      Board Structure and Oversight Function. The Board is responsible for oversight of the Trust. The Trust has engaged the Adviser to manage the Trust on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Trust's other service providers in the operations of the Trust in accordance with the Trust's investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Trust's Declaration of Trust and bylaws. The Board meets in-person at regularly scheduled meetings eight times throughout the year. In addition, the Trustees may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also regularly meet without the presence of any representatives of management. As described below, the Board has established three standing committees - the Audit, Governance and Nominating and Independent Directors Committees - and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Trustees. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

      An Independent Trustee serves as Chairman of the Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Trustees and management. The Trustees have determined that the Board's leadership by an Independent Trustee and its committees composed exclusively of Independent Trustees is appropriate because they believe it sets the proper tone to the relationships between the Trust, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the Trust is required to have an Independent Trustee as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

      Risk Oversight. The Trust is subject to a number of risks, including investment, compliance and operational risks, including cyber risks. Day-to-day risk management with respect to the Trust resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Trust; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

      Risk oversight forms part of the Board's general oversight of the Trust's investment program and operations and is addressed as part of various regular Board and committee activities. The Trust's investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Trust's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Trustees regularly receive reports from, among others, management (including the Chief Risk Officer and the Global Heads of Investment Risk and Trading Risk of the Adviser), the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer), the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm and counsel, the Adviser's Chief Compliance Officer and internal auditors for the Adviser, as appropriate, regarding risks faced by the Fund and the Adviser's risk management programs. In addition, the Trustees receive regular updates on cyber security matters from the Adviser.

      Not all risks that may affect the Fund can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects.
It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund's goals. As a result of the foregoing and other factors the Fund's ability to manage risk is subject to substantial limitations.

      Board Committees. The Fund's Board has three standing committees -- an Audit Committee, a Governance and Nominating Committee and an Independent Directors Committee. The members of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee are identified above.

      The function of the Audit Committee is to assist the Trustees in their oversight of the Fund's accounting and financial reporting policies and practices. The Audit Committee met four times during the Fund's most recently completed fiscal year.

      The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board. The Governance and Nominating Committee met four times during the Fund's most recently completed fiscal year.

      The Board has adopted a charter for its Governance and Nominating Committee. Pursuant to the charter, the Committee assists the Board in carrying out its responsibilities with respect to governance of the Fund and identifies, evaluates, selects and nominates candidates for the Board. The Committee may also set standards or qualifications for Trustees and reviews at least annually the performance of each Trustee, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to overall work of the Board and its committees, and whether there are health or other reasons that might affect the Trustee's ability to perform his or her duties. The Committee may consider candidates as Trustees submitted by the Fund's current Board members, officers, the Adviser, stockholders and other appropriate sources.

      Pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund's common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

      Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth
(A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Trustees pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

      The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve as a Trustee. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

      The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, and the candidate's ability to qualify as an Independent Trustee. When assessing a candidate for nomination, the Committee considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.

      The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Trustees, such as review and approval of the Advisory, Distribution Services and Transfer Agency Agreements. The Independent Directors Committee met six times during the Fund's most recently completed fiscal period.

      The dollar range of the Fund's securities owned by each Trustee and the aggregate dollar range of securities of funds in the AB Fund Complex owned by each Trustee are set forth below.

                           DOLLAR RANGE         AGGREGATE DOLLAR
                           OF EQUITY            RANGE OF EQUITY
                           SECURITIES IN        SECURITIES IN THE
                           THE FUND AS OF       AB FUND COMPLEX AS OF
                           DECEMBER 31, 2015    DECEMBER 31, 2015
                           -----------------    ---------------------

John H. Dobkin                   None               Over $100,000
Michael J. Downey                None               Over $100,000
William H. Foulk, Jr.     $10,001 - $50,000         Over $100,000
D. James Guzy                    None               Over $100,000
Nancy P. Jacklin                 None               Over $100,000
Robert M. Keith                  None                   None
Carol C. McMullen*               None                   None
Garry L. Moody            $10,001 - $50,000         Over $100,000
Marshall C. Turner, Jr.     Over $100,000           Over $100,000
Earl D. Weiner                   None               Over $100,000

--------
*     Ms. McMullen was elected as a Trustee of the Fund effective June 22, 2016.


Officer Information
-------------------

      Certain information concerning the Fund's officers is set forth below.

NAME, ADDRESS*              POSITION(S)             PRINCIPAL OCCUPATION DURING
AND AGE                     HELD WITH FUND          PAST 5 YEARS
--------------              ---------------------   ----------------------------
Robert M. Keith,            President and Chief     See above.
56                          Executive Officer

Philip L. Kirstein,         Senior Vice President   Senior Vice President and
71                          and Independent         Independent Compliance
                            Compliance Officer      Officer of the AB Funds,
                                                    with which he has been
                                                    associated since 2004.
                                                    Prior thereto, he was Of
                                                    Counsel to Kirkpatrick &
                                                    Lockhart, LLP from October
                                                    2003 to October 2004, and
                                                    General Counsel of Merrill
                                                    Lynch Investment Managers,
                                                    L.P.prior to March 2003.

Raymond J. Papera,          Senior Vice President   Senior Vice President of the
60                                                  Adviser,** with which he has
                                                    been associated since prior
                                                    to 2011.

Maria R. Cona,              Vice President          Vice President of the
61                                                  Adviser,**
                                                    with which she has been
                                                    associated since prior to
                                                    2011.

Edward J. Dombrowski,        Vice President         Vice President of the
38                                                  Adviser,** with which he has
                                                    been associated since prior
                                                    to 2011.

Lucas Krupa,                 Vice President         Assistant Vice President of
29                                                  the Adviser,** with which he
                                                    has been associated since
                                                    prior to 2011.

Emilie D. Wrapp,             Secretary              Senior Vice President,
60                                                  Assistant General Counsel
                                                    and Assistant Secretary of
                                                    ABI,** with which she has
                                                    been associated since prior
                                                    to 2011.

Joseph J. Mantineo,          Treasurer and Chief    Senior Vice President of
57                           Financial Officer      ABIS,** with which he has
                                                    been associated since prior
                                                    to 2011.

Vincent S. Noto,             Chief Compliance       Senior Vice President since
51                           Officer                2015 and Mutual Fund Chief
                                                    Compliance Officer of the
                                                    Adviser** since 2014. Prior
                                                    thereto, he was Vice
                                                    President and Director of
                                                    Mutual Fund Compliance of
                                                    the Adviser** since prior to
                                                    2011.

Stephen M. Woetzel,         Controller              Vice President of ABIS,**
44                                                  with which he has been
                                                    associated since prior to
                                                    2011.
--------
* The address for the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
**    The Adviser, ABI and ABIS are affiliates of the Fund.

      The Fund does not pay any fees to, or reimburse expenses of its Trustees who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Trustees during its fiscal year ended April 30, 2016, the aggregate compensation paid to each of the Trustees during calendar year 2015 by the AB Fund Complex, and the total number of registered investment companies (and separate investment portfolios within those companies) in the AB Fund Complex with respect to which each of the Trustees serves as a director or trustee, are set forth below. Neither the Fund nor any registered investment company in the AB Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Trustees is a director or trustee of one or more other registered investment companies in the AB Fund Complex.

                                                                   Total
                                                     Total Number  Number of
                                                     of Registered Investment
                                                     Investment    Portfolios
                                                     Companies in  within the
                                                     the AB Fund    AB Fund
                                                     Complex,      Complex,
                                   Total             Including the Including
                                   Compensation      Fund, as to   the Fund, as
                      Aggregate    from the AB Fund  which the     to which the
                      Compensation Complex,          Trustee is a  Trustee is
Name of Trustee       from         Including         Director      a Director
of the Fund           the Fund     the Fund          or Trustee    or Trustee
---------------       ------------ ----------------  ------------  -------------
John H. Dobkin           $2,419      $285,000         32           110
Michael J. Downey        $2,419      $285,000         32           110
William H. Foulk, Jr.    $2,419      $285,000         32           110
D. James Guzy            $2,419      $285,000         32           110
Nancy P. Jacklin         $2,572      $303,000         32           110
Robert M. Keith          $    0      $      0         32           110
Carol C. McMullen*       $    0      $      0         32           109
Garry L. Moody           $2,716      $320,000         32           110
Marshall C. Turner, Jr.  $4,075      $480,000         32           110
Earl D. Weiner           $2,419      $285,000         32           110

--------
*     Ms. McMullen was elected as a Trustee of the Fund effective June 22, 2016.


      As of June 11, 2016, the Trustees and Officers of the Fund as a group owned less than 1% of the shares of the Fund.

Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

      As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. The Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AB Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Adviser places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

      Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain Funds managed by the Adviser. The Adviser's Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds other than mutual funds advised by the Adviser) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

       Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for clients of the Adviser and is generally not tied specifically to the performance of any particular client's account, nor is it generally tied directly to the level or change in level of assets under management.

      Allocating Investment Opportunities. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities.
Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

      The Adviser's procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

Portfolio Manager Compensation
------------------------------

      The Adviser's compensation program for portfolio managers is designed to align with clients' interests, emphasizing each portfolio manager's ability to generate long-term investment success for the Adviser's clients, including the Fund. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

      Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein's 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm's Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants of the firm's Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

      The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

      The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Fund's prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Fund do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

      Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers' compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

      The Adviser emphasizes four behavioral competencies--relentlessness, ingenuity, team orientation and accountability--that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

--------------------------------------------------------------------------------
                             EXPENSES OF THE FUND
--------------------------------------------------------------------------------

Distribution Services Agreement
-------------------------------

      The Fund has entered into a Distribution Services Agreement (the "Agreement") with ABI, the Fund's principal underwriter, which has its offices at 1345 Avenue of the Americas, New York, New York 10105, to permit ABI to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class A shares, Class B shares, Class C shares, Class R shares and Class K shares in accordance with a plan of distribution that is included in the Agreement and that has been duly adopted and approved in accordance with Rule 12b-1 adopted by the SEC under the 1940 Act (the "Plan").

      In approving the Plan, the Trustees determined that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

      The Adviser may, from time to time, use its own resources to make payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers for their distribution assistance.

      The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto (the "Qualified Trustees") and by a vote of the majority of the entire Board cast in person at a meeting called for that purpose. Most recently, the Trustees approved the continuance of the Plan for an additional annual term at their meetings held on November 3-5, 2015.

      All material amendments to the Plan will become effective only upon approval as provided in the preceding paragraph and the Plan may not be amended in order to increase materially the costs that the Fund may bear pursuant to the Plan without the approval of a majority of the holders of the outstanding voting shares of the Fund or the class or classes of the Fund affected.

      The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the Fund's outstanding voting securities voting separately by class or by majority vote of the Qualified Trustees, or (b) by ABI. To terminate the Plan or the Agreement, any party must give the other party 60 days' prior written notice, except that the Fund may terminate the Plan without giving prior notice to ABI. The Agreement will terminate automatically in the event of an assignment. The Plan is of a type known as a "compensation plan", which means that it compensates the distributor for services rendered even if the amount paid exceeds the distributor's expenses.

      In the event that the Plan is terminated by either party or not continued with respect to the Class A shares, Class B shares, Class C shares, Class R shares or Class K shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to ABI with respect to that class, and (ii) the Fund would not be obligated to pay ABI for any amounts expended under the Agreement not previously recovered by ABI from distribution services fees in respect of shares of such class or through deferred sales charges.

      Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B, Class C, Class R and Class K shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge and at the same time to permit ABI to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge ("CDSC") and distribution services fee on the Class B shares and Class C shares, and the distribution services fees on Class R shares and Class K shares, are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and/or distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares. During the fiscal year ended April 30, 2016 the distribution services fees for expenditures payable to ABI, with respect to each class of shares, were as follows:

                             Distribution Percentage per
                             services     annum of the
                             fees for     aggregate average
                             expenditures daily net assets
                             payable to   attributable to
                 Shares      ABI          shares
                 -------     ------------ -----------------

                 Class A          $0               0%
                 Class B          $0               0%
                 Class C          $0               0%
                 Class R          $0               0%
                 Class K          $0               0%

      For the fiscal year ended April 30, 2016, expenses incurred by each class of shares and costs allocated to each class of shares in connection with activities primarily intended to result in the sale of such shares were as follows:

Category of    Class A      Class B      Class C      Class R       Class K
Expense        Shares       Shares       Shares       Shares        Shares
-----------    --------     --------     -------      --------      -------

Advertising/     $4,234        $108         $425            $0         $129
Marketing

Printing and     $2,865         $66         $257            $0          $77
Mailing of
Prospectus and
Semi-Annual
and Annual
Reports to
Other than
Current
Shareholders

Compensation         $0      $5,748       $6,462            $0           $0
to
Underwriters

Compensation   $126,060          $0       $9,636            $0       $3,680
to Dealers

Compensation   $112,624      $2,326       $9,488            $0      $11,342
to Sales
Personnel

Interest,          $419         $10          $37            $0          $12
Carrying or
Other
Financing
Charges

Other           $75,317      $1,203       $7,085            $0       $2,126
(Includes
Personnel
costs of those
home office
employees
involved in
the
distribution
effort and the
travel-related
expenses
incurred by
the marketing
personnel
conducting
seminars)

    Totals     $321,519      $9,461      $33,390            $0      $17,366


      For the year ended April 30, 2016, the Distributor has voluntarily agreed to waive all of the distribution fees in the amount of $478,445, $43,161, $125,397, $25,195 and $74,002 for Class A, Class B, Class C, Class R and Class K shares, respectively, limiting the effective annual rate to 0% for the Class A, Class B, Class C, Class R and Class K shares.

Transfer Agency Agreement
-------------------------

      ABIS, an indirect wholly-owned subsidiary of the Adviser located principally at 8000 IH 10 W, 4th Floor, San Antonio, TX 78278, acts as the transfer agent for the Fund. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

      ABIS receives a transfer agency fee per account holder of each of the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares, Class R shares, Class K shares, Class I shares and Advisor Class shares reflecting the additional costs associated with the Class B and Class C CDSCs. For the fiscal year ended April 30, 2016, the Fund paid ABIS $0 pursuant to the Transfer Agency Agreement.

      Many Fund shares are owned by selected dealers or selected agents, as defined below, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Fund often does not maintain an account for a shareholder holding shares through the financial intermediary. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Fund, ABI and/or the Adviser pay to these financial intermediaries, including those that sell shares of the AB Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Fund, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Fund, they are included in the Prospectus in the Fund expense tables under "Fees and Expenses of the Fund". In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

      Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

--------------------------------------------------------------------------------
                              PURCHASE OF SHARES
--------------------------------------------------------------------------------

      The following information supplements that set forth in the Prospectus under the heading "Investing in the Fund".

      Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares are only issued (i) upon the exchange of Class B shares from another AB Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund's Automatic Investment Program for accounts that established the Program prior to January 31, 2009, and (iv) for purchase of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

General
-------

      Shares of the Fund are offered on a continuous basis at a price equal to their NAV. Shares of the Fund are available to holders of shares of other AB Mutual Funds who wish to exchange their shares for shares of a money market fund and also may be purchased for cash.

Frequent Purchase and Sales of Fund Shares
------------------------------------------

      The Trustees have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Fund will be able to detect excessive or short-term trading and to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

      Risks Associated With Excessive Or Short-Term Trading Generally. Money market funds, such as the Fund, are generally not subject to short-term trading strategies. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of fund shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause the Fund to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, the Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

      Funds that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time the Fund ordinarily calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of securities of foreign issuers established some time before the fund calculates its own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

      A shareholder engaging in a short-term trading strategy may also target a fund that does not invest primarily in securities of foreign issuers. Any fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage").

      Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of Fund shares to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase, sale and exchange activity. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

      o Transaction Surveillance Procedures. The Fund, through its agents, ABI and ABIS, maintains surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Fund shares, the Fund may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in its analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

      o Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Fund will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or "blocking" future purchase or exchange activity. However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

      o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund applies its surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

Purchase of Shares
------------------

      The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange. In addition, the Fund reserves the right, on 60 days' written notice to modify, restrict or terminate the exchange privilege.

      A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Class A, Class B, Class C, Class R, Class K, Class I or Advisor Class shares made through such financial intermediary. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Fund is not responsible for, and had no control over, the decision of any financial intermediary to impose such differing requirements.

      If you are a Fund shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described in the Prospectus and this SAI. A transaction fee may be charged by your financial intermediary with respect to the purchase or sale of Advisor Class shares made through such financial intermediary.

      In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

      Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, has the same rights and are identical in all respects, except that (i) Class A, Class B and Class C shares bear the expense of their respective CDSCs, (ii) Class B, Class C and Class R shares bear the expense of a higher distribution services fee and higher transfer agency costs, (iii) Class B shares are subject to a conversion feature and will convert to Class A shares under certain circumstances, and (iv) each of Class A, Class B, Class C, Class R and Class K shares has exclusive voting rights with respect to provisions of the Plan pursuant to which its distribution services fee is paid which relates to a specific class and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders an amendment to the Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B shareholders because the Class B shares convert to Class A shares under certain circumstances, and the Class A and the Class B shareholders will vote separately by Class. Each class has different exchange privileges and certain different shareholder service options available.

Acquisitions by Exchange
------------------------

      An exchange is effected through the redemption of the AB Mutual Fund shares tendered for exchange and the purchase of shares of the Fund at NAV. A shareholder may exchange an investment in an AB Mutual Fund for shares of the same class of the Fund if the Fund offers shares of the same class. A shareholder exchanging shares of an AB Mutual Fund must give (i) proper instructions and any necessary supporting documents as described in such Fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AB Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, which normally takes up to 10 calendar days following the purchase date. Exchanges of shares of AB Mutual Funds will generally result in the realization of gain or loss for federal income tax purposes.

      Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange, at (800) 221-5672 between 9:00 a.m. and 4:00 p.m., Eastern time, on a Fund business day. A Fund business day is each weekday exclusive of days the Exchange is closed for business. Telephone requests for exchanges received before the Fund Closing Time, which is the close of regular trading on each day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) will be processed as of the close of business on that day. During periods of drastic economic, market, or other developments, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

      Each Fund shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instructions to the contrary from the shareholder or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

Purchases for Cash
------------------

      Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares are only issued (i) upon the exchange of Class B shares from another AB Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund's Automatic Investment Program for accounts that establish the Program prior to January 31, 2009, and (iv) for purchase of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

      Shares of the Fund are offered on a continuous basis at a price equal to their NAV ("Class A shares"), with a CDSC ("Class B shares"), without any initial sales charge, and, as long as the shares are held for a year or more, without any CDSC ("Class C shares"), to group retirement plans, as defined below, eligible to purchase Class R shares, without any initial sales charge or CDSC ("Class R shares"), to group retirement plans eligible to purchase Class K shares, without any initial sales charge or CDSC ("Class K shares"), to group retirement plans and certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC ("Class I shares") or, to investors eligible to purchase Advisor Class shares without any initial or asset-based sales charge or CDSC ("Advisor Class shares"), in each case described below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund. Shares of the Fund that are offered subject to a CDSC are offered through (i) investment dealers that are members of the Financial Industry Regulatory Authority ("FINRA") and have entered into selected dealer agreements with ABI ("selected dealers"), (ii) depository institutions and other financial intermediaries, or their affiliates, that have entered into selected agent agreements with ABI ("selected agents"), and (iii) ABI.

      Investors may purchase shares of the Fund through financial intermediaries. Sales personnel of financial intermediaries distributing the Fund's shares may receive differing compensation for selling different classes of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

      The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their NAV, which is expected to be constant at $1.00 per share, although this is not guaranteed, next determined as described below. The applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the Fund Closing Time. The financial intermediary is responsible for transmitting such orders by a pre-arranged time to the Fund or its transfer
agent.   If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the Fund Closing Time, the price received by the investor will be based on the NAV determined as of the Fund Closing Time on the next business day.

      Following the initial purchase for cash of Fund shares, a shareholder may place orders to purchase additional shares for cash by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an "Autobuy" application, both of which may be obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before the Fund Closing Time to receive that day's public offering price. Telephone purchase requests received after the Fund Closing Time are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the Fund Closing Time the following day. Full and fractional shares are credited to a shareholder's account in the amount of his or her investment.

      The NAV of the Fund's shares is computed as of the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as is the case of scheduled half-day trading or unscheduled suspensions of trading) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. For purposes of this computation, the securities in the Fund's portfolio are valued at their amortized cost value. For more information concerning the amortized cost method of valuation of securities, see "Daily Dividends--Determination of Net Asset Value".

      All shares purchased are confirmed to each shareholder and are credited to his or her account at NAV. The Fund reserves the right to reject any purchase order.

      Advisor Class shares of the Fund are offered to holders of Advisor Class shares of other AB Mutual Funds without any sales charge at the time of purchase or redemption.

      The Trustees have determined that currently no conflict of interest exists among the classes of shares of the Fund. On an ongoing basis, the Trustees, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements
----------------------------------------

      Class A, Class B and Class C Shares. Class A, Class B and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor intends to subsequently exchange shares for shares of another AB Mutual Fund and other circumstances. Special purchase arrangements are available for group retirement plans. See "Alternative Purchase Arrangements -- Group Retirement Plans and Tax-Deferred Accounts", below. ABI will reject any order (except orders from certain group retirement plans) for more than $100,000 for Class B shares. (See "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts"). In addition, ABI will reject any order for more than $1,000,000 of Class C shares.

      Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B or Class C shares. However, because sales charges are deducted at the time Class A shares are exchanged for Class A shares of other AB Mutual Funds, investors not qualifying for reduced Class A sales charges who expect to exchange their shares for Class A shares of another AB Mutual Fund and to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that sales charges will be imposed at the time Class A shares are exchanged for Class A shares of other AB Mutual Funds.

      Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares, although these classes are subject to higher continuing distribution charges and, in the case of Class B shares, are subject to a CDSC for a four-year period and, in the case of Class C shares, are subject to a CDSC for a one-year period. This might be true of investors who do not wish to pay sales charges on subsequent exchanges of shares. Those investors who prefer to have all of their funds invested initially but may not wish to retain their investment for the four-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

      During the Fund's fiscal years ended 2014, 2013, and 2012, ABI received CDSCs of $24,799, $20,212, and $2,557, respectively, on Class A Shares, $4,045, $5,951, and $20,633, respectively, on Class B Shares and $6,056, $5,389, and $11,713, respectively, on Class C Shares.

Class A Shares
--------------

      The public offering price of Class A shares is their NAV. No sales charge is imposed on Class A shares at the time of purchase. If Class A shares of the Fund are purchased for cash and are exchanged for Class A shares of another AB Mutual Fund, the sales charge applicable to the other AB Mutual Fund will be assessed at the time of the exchange.

      With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "Contingent Deferred Sales Charge".

Class B Shares
--------------

      Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund's Automatic Investment Program for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

      The purchase of Class B shares for cash at the public offering price is permitted for additional contributions from existing AllianceBernstein prototype IRAs, qualified plans and other corporate retirement plans who are existing Class B shareholders of the Fund at NAV (subject to the limitations on the sale of Class B shares described above) without an initial sales charge. This means that the full amount of a purchase is invested in the Fund.

      Class B shares of the Fund are also offered to holders of Class B shares of other AB Mutual Funds without any sales charge at the time of purchase in an exchange transaction. When Class B shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied to Class B shares of the AB Mutual Fund originally purchased by the shareholder at the time of their purchase.

      Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales charge, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for ABI to have been compensated for distribution expenses incurred in the sale of the shares.

      For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A shares.

      The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares
--------------

      Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

Contingent Deferred Sales Charge
--------------------------------

      Class B shares that are redeemed within four years of their cash purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1%, as will Class A share purchases by certain group retirement plans (see "Alternative Purchase Arrangements -- Group Retirement Plans and Tax-Deferred Accounts" below).

      For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of cash payment for the purchase of Class B shares until the time of redemption of such shares.

                                          Contingent Deferred Sales Charge
                                           for the Fund as a % of Dollar
Year Since Cash Purchase                      Amount Subject to Charge
------------------------                  ---------------------------------

First                                                   4.0%
Second                                                  3.0%
Third                                                   2.0%
Fourth                                                  1.0%
Fifth and thereafter                                    None

      In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because they were acquired upon the reinvestment of dividends or distributions) and, second, of shares held the longest during the time they are subject to the sales charge. The CDSC is applied to the lesser of the NAV at the time of redemption of the Class A shares or Class B shares being redeemed and the cost of such shares (or, as to Fund shares acquired through an exchange, the cost of the AB Mutual Fund shares originally purchased for cash). Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

      Proceeds from the CDSC are paid to ABI and are used by ABI to defray the expenses of ABI related to providing distribution-related services to the Fund in connection with the sale of Fund shares, such as the payment of compensation to selected dealers and agents for selling Fund shares. The combination of the CDSC and the distribution services fee enables the Fund to sell shares without a sales charge being deducted at the time of purchase.

      The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the United States Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, or (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, or (iii) that had been purchased by present or former Trustees of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with a systematic withdrawal plan (see "Sales Charge Reduction Programs - Systematic Withdrawal Program," below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available to a group retirement plan, (vi) due to the complete termination of a trust upon the death of the trustor/grantor, beneficiary, or trustee, but only if the trust termination is specifically provided for in the trust document, or (vii) that had been purchased with proceeds from a distribution resulting from any SEC enforcement action related to trading in shares of AB Mutual Funds through deposit with ABI of the Distribution check. The CDSC is also waived for (i) permitted exchanges of shares, (ii) holders of Class A shares who purchased $1,000,000 or more of Class A shares where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from ABI or (iii) Class C shares sold through programs offered by financial intermediaries and approved by ABI, where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the Fund or, in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares.

Class R Shares
--------------

      Class R shares are available at NAV to certain group retirement plans. Class R shares are also available to AllianceBernstein-sponsored group retirement plans. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class R shares incur a .50% distribution services fee and thus have a higher expense ratio than Class K shares and Class I shares and pay correspondingly lower dividends than Class K shares and Class I shares.

      Class R shares of the Fund are also offered to holders of Class R shares of other AB Mutual Funds without any sales charge at the time of purchase or redemption.

Class K Shares
--------------

      Class K shares are available at NAV to group retirement plans. Class K shares are also available to AllianceBernstein-sponsored group retirement plans. Class K shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class K shares do not have an initial sales charge or CDSC but incur a .25% distribution services fee and thus (i) have a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and (ii) have a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.

      Class K shares of the Fund are also offered to holders of Class K shares of other AB Mutual Funds without any sales charge at the time of purchase or redemption.

Class I Shares
--------------

      Class I shares are available at NAV to group retirement plans and to certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates. Class I shares are also available to AllianceBernstein-sponsored group retirement plans. Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class I shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

      Class I shares of the Fund are also offered to holders of Class I shares of other AB Mutual Funds without any sales charge at the time of purchase or redemption.

Advisor Class Shares
--------------------

      Advisor Class shares may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that purchase shares directly without the involvement of a financial intermediary, (iii) by officers and present or former Trustees of the Fund or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investments in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates, relatives of any such person, or any trust, individual retirement account or retirement plan for the benefit of any such person or (iv) by the categories of investors described in clauses (i), (iii) and through (iv) under "Class A Shares --Sales at NAV" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares). Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by ABI for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B, Class C, Class R or Class K shares.

Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts
--------------------------------------------------------------------------------

      The AB Mutual Funds offer distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Fund. In addition, the Class B CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectus and this SAI. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

      Class A Shares. Class A shares are available at NAV to all AllianceBernstein-sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets and 100 or more employees. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not eligible at the beginning of a month for purchases of Class A shares at NAV meets the asset level or number of employees required for such eligibility, later in that month all purchases by the plan will be subject to a sales charge until the monthly measurement of assets and employees. Class A shares are also available at NAV to group retirement plans.

      Class B Shares. Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

      Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABI in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

      Class R Shares. Class R shares are available to certain group retirement plans. Class R shares are not subject to a front-end sales charge or CDSC, but are subject to a .50% distribution fee.

      Class K Shares. Class K shares are available to certain group retirement plans. Class K shares are not subject to a front-end sales charge or CDSC, but are subject to a .25% distribution fee.

      Class I Shares. Class I shares are available to certain group retirement plans and certain institutional clients of the Adviser who invest at least $2 million in a Fund. Class I shares are not subject to a front-end sales charge, CDSC or a distribution fee.

Choosing a Class of Shares for Group Retirement Plans
-----------------------------------------------------

      Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Fund's share class eligibility criteria before determining whether to invest.

      Currently, the Fund also makes its Class A shares available at NAV to group retirement plans. Because Class K shares have no CDSC or lower Rule 12b-1 distribution fees and Class I shares have no CDSC and Rule 12b-1 distribution fees, plans should consider purchasing Class K or Class I shares, if eligible, rather than Class A shares.

      In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments should weigh the following:

      o the lower Rule 12b-1 distribution fees (0.25%) with respect to Class A shares;

      o the higher Rule 12b-1 distribution fees (0.50%) and the absence of a CDSC with respect to Class R shares; and

      o the lower Rule 12b-1 distribution fees (0.25%) and the absence of a CDSC with respect to Class K shares.

      Because Class A and Class K shares have lower Rule 12b-1 distribution fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.

      As described above, effective January 31, 2009, sales of Class B shares to new investors were suspended. While Class B shares were generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plans should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A, Class R, Class K and Class I shares have lower expenses, and therefore may have higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs for Class A Shares
--------------------------------------------------

      The AB Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Fund must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Fund is not notified that a shareholder is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the shareholder's account.

      Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of the Fund (or any other AB Mutual
Fund) into a single "purchase." By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." A "purchase" means a single purchase or concurrent purchases of shares of the Fund or any other AB Mutual Fund, including AB Institutional Funds, by (i) an individual, his or her spouse or domestic partner or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s); (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

      Currently, the AB Mutual Funds include:

AB Bond Fund, Inc.
  -AB All Market Real Return Portfolio
  -AB Bond Inflation Strategy
  -AB Credit Long/Short Portfolio
  -AB Government Reserves Portfolio
  -AB High Yield Portfolio
  -AB Income Fund
  -AB Intermediate Bond Portfolio
  -AB Limited Duration High Income Portfolio
  -AB Municipal Bond Inflation Strategy
  -AB Tax-Aware Fixed Income Portfolio
AB Cap Fund, Inc.
  -AB All Market Alternative Return Portfolio
  -AB All Market Income Portfolio
  -AB Asia ex-Japan Equity Portfolio
  -AB Concentrated Growth Fund
  -AB Concentrated International Growth Portfolio
  -AB Emerging Markets Core Portfolio
  -AB Emerging Markets Growth Portfolio
  -AB Emerging Markets Multi-Asset Portfolio
  -AB Global Core Equity Portfolio
  -AB International Strategic Core Portfolio
  -AB Long/Short Multi-Manager Fund
  -AB Multi-Manager Alternative Strategies Fund
  -AB Multi-Manager Select Retirement Allocation Fund
  -AB Multi-Manager Select 2010 Fund
  -AB Multi-Manager Select 2015 Fund
  -AB Multi-Manager Select 2020 Fund
  -AB Multi-Manager Select 2025 Fund
  -AB Multi-Manager Select 2030 Fund
  -AB Multi-Manager Select 2035 Fund
  -AB Multi-Manager Select 2040 Fund
  -AB Multi-Manager Select 2045 Fund
  -AB Multi-Manager Select 2050 Fund
  -AB Multi-Manager Select 2055 Fund
  -AB Select US Equity Portfolio
  -AB Select US Long/Short Portfolio
  -AB Small Cap Growth Portfolio
  -AB Small Cap Value Portfolio
AB Core Opportunities Fund, Inc.
AB Discovery Growth Fund, Inc.
AB Equity Income Fund, Inc.
AB Government Exchange Reserves
AB Global Bond Fund, Inc.
AB Global Real Estate Investment Fund, Inc.
AB Global Risk Allocation Fund, Inc.
AB Global Thematic Growth Fund, Inc.
AB Growth and Income Fund, Inc.
AB High Income Fund, Inc.
AB International Growth Fund, Inc.
AB Large Cap Growth Fund, Inc.
AB Municipal Income Fund, Inc.
  -AB High Income Municipal Portfolio
  -AB California Portfolio
  -AB National Portfolio
  -AB New York Portfolio
AB Municipal Income Fund II
  -AB Arizona Portfolio
  -AB Massachusetts Portfolio
  -AB Michigan Portfolio
  -AB Minnesota Portfolio
  -AB New Jersey Portfolio
  -AB Ohio Portfolio
  -AB Pennsylvania Portfolio
  -AB Virginia Portfolio
AB Trust
  -AB Discovery Value Fund
  -AB International Value Fund
  -AB Value Fund
AB Unconstrained Bond Fund, Inc.
The AB Portfolios
  -AB Balanced Wealth Strategy
  -AB Conservative Wealth Strategy
  -AB Growth Fund
  -AB Tax-Managed Balanced Wealth Strategy
  -AB Tax-Managed Conservative Wealth Strategy
  -AB Tax-Managed Wealth Appreciation Strategy
  -AB Wealth Appreciation Strategy
Sanford C. Bernstein Fund, Inc.
  -Intermediate California Municipal Portfolio
  -Intermediate Diversified Municipal Portfolio
  -Intermediate New York Municipal Portfolio
  -International Portfolio
  -Short Duration Portfolio
  -Tax-Managed International Portfolio

      Prospectuses for the AB Mutual Funds may be obtained without charge by contacting ABIS at the address or the telephone number shown on the front cover of this SAI or on the Internet at www.ABglobal.com.

      Cumulative Quantity Discount (Right of Accumulation). An investor's exchange of Class A shares of the Fund for Class A shares of another AB Mutual Fund qualify for a cumulative quantity discount from any applicable sales charge. The applicable sales charge will be based on the total of:

      (i)      the investor's current purchase;

      (ii) the higher of cost or NAV (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares held by the investor of any other AB Mutual Fund, including AB Institutional Funds; and

      (iii) the NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

            The sales charge you pay on each exchange of Class A shares will take into account your accumulated holdings in all class of shares of AB Mutual Funds. Your accumulated holdings will be calculated as (a) the value of your existing holdings as of the day prior to your additional investment or
(b) the amount you have invested including reinvested distributions but excluding appreciation less the amount of any withdrawals, whichever is higher.

      For example, if an investor owned shares of an AB Mutual Fund that were purchased for $200,000 and were worth $190,000 at their then current NAV and, subsequently, exchanged Class A shares of the Fund for Class A shares of another AB Mutual Fund worth an additional $100,000, the applicable sales charge for the $100,000 purchase would be the rate applicable to a single $300,000 purchase of shares of the other Fund, rather than the higher rate applicable to a $100,000 purchase.

      Letter of Intent. Class A investors of the Fund may also obtain the quantity discounts described under "Sales Charge Reduction Programs for Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest, including through their exchange of Class A shares of the Fund, at least $100,000 in Class A shares of the Fund or any AB Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent.

      Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AB Mutual Funds under a single Letter of Intent. The AB Mutual Funds will use the higher of cost or current NAV of the investor's existing investments and of those accounts with which investments are combined via Combined Purchase Privileges toward the fulfillment of the Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of an AB Mutual Fund, the investor and the investor's spouse or domestic partner each purchase shares of the Fund worth $20,000 (for a total of $40,000), but the current NAV of all applicable accounts is $45,000 at the time a $100,000 Letter of Intent is initiated, it will only be necessary to invest a total of $55,000 during the following 13 months in shares of that AB Mutual Fund or any other AB Mutual Fund, to qualify for a reduced initial sales charge on the total amount being invested (i.e. the initial sales charge applicable to an investment of $100,000).

      The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional AB Mutual Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

      Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of that AB Mutual Fund can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of that AB Mutual Fund's SAI.

      Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A shares of the Fund may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AB Mutual Fund at NAV, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI. This privilege is not available to shareholders that purchased the Fund's shares directly from the Fund without paying a sales charge rather than by exchange from another AB Mutual Fund.

      Dividend Reinvestment Program. Under the Fund's Dividend Reinvestment Program, unless you specify otherwise, your dividends and distributions will be automatically reinvested in the same class of shares of the Fund without an initial sales charge or CDSC. If you elect to receive your distributions in cash, you will only receive a check if the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in Fund shares. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or "ACH". If you elect to receive distributions by check, your distributions and all subsequent distributions may nonetheless be reinvested in additional shares of the Fund under the following circumstances:

             (a) the postal service is unable to deliver your checks to your address of record and the checks are returned to the Fund's transfer agent as undeliverable; or

             (b) your checks remain uncashed for nine months.

             Additional shares of the Fund will be purchased at the then current NAV. You should contact the Fund's transfer agent to change your distribution option. Your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

      Dividend Direction Plan. A shareholder who already maintains accounts in more than one AB Mutual Fund may direct that income dividends and/or capital gains paid by one AB Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of any eligible class of one or more other AB Mutual Fund(s) in which the shareholder maintains an account. Further information can be obtained by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

      General. Any shareholder who owns or purchases shares of the Fund having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70-1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

      Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A, Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

      Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General". Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

      Payments under a systematic withdrawal plan may be made by check or electronically via the ACH network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Mutual Fund Application, while current Fund shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

      CDSC Waiver for Class A, Class B Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

      Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

      With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations.
Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

      Financial intermediaries market and sell shares of the Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any CDSC and/or Rule 12b-1 fee that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

      In the case of Class A shares, ABI may pay financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

      In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

      In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to
1% of your investment.   Additionally, up to 100% of the Rule 12b-1 fee
applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

      In the case of Class R and Class K shares up to 100% of the Rule 12b-1 fee applicable to Class R and Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.

      In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABI may pay a portion of "ticket" or other transactional charges.

      Your financial advisor's firm receives compensation from the Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

            o     Rule 12b-1 fees;

            o     additional distribution support;

            o     defrayal of costs for educational seminars and training; and

            o payments related to providing shareholder record-keeping and/or transfer agency services.

      Please read your Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

      In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in your Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AB Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AB Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments for distribution analytical data regarding AB Mutual Fund sales by financial advisors of these firms and to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AB Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging entertainment and meals.

      For 2016, ABI's additional payments to these firms for distribution services and educational support related to the AB Mutual Funds are expected to be approximately 0.05% of the average monthly assets of the AB Mutual Funds, or approximately $21 million. In 2015, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $21 million for distribution services and educational support related to the AB Mutual Funds.

      A number of factors are considered in determining the additional payments, including each firm's AB Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational or marketing purposes. In some cases, firms will include the AB Mutual Funds on a "preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AB Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

      The Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AB Mutual Fund shares. Please see "Expenses of the Fund - Transfer Agency Agreement" above. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Fund - Annual Fund Operating Expenses" in your Prospectus.

      If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

      Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of your purchase.

      ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:
      Advisor Group, Inc.
      Ameriprise Financial Services
      AXA Advisors
      Cadaret, Grant & Co.
      Citigroup Global Markets
      Citizens Securities
      Commonwealth Financial Network
      Donegal Securities
      JP Morgan Securities
      Lincoln Financial Advisors Corp.
      Lincoln Financial Securities Corp.
      LPL Financial
      Merrill Lynch
      Morgan Stanley
      Northwestern Mutual Investment Services
      PNC Investments
      Raymond James
      RBC Wealth Management
      Robert W. Baird
      Santander Securities
      SunTrust Bank
      UBS Financial Services
      US Bancorp Investments
      Wells Fargo Advisors

      ABI expects that additional firms may be added to this list from time to time.

      Although the Fund may use brokers and dealers who sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AB Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

--------------------------------------------------------------------------------
                      REDEMPTION AND REPURCHASE OF SHARES
--------------------------------------------------------------------------------

      The following information supplements that set forth in your Prospectus under the heading "Investing in the Fund". If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Similarly, if you are a shareholder through a group retirement plan, your plan may impose requirements with respect to the purchase, sale or exchange of shares of the Fund that are different from those imposed below. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption
----------

      Subject only to the limitations described below, the Fund will redeem shares tendered to it, as described below, at a redemption price equal to their NAV, which is expected to remain constant at $1.00 per share, following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Normally, redemptions will be processed by the next business day, but it may take up to seven business days to pay the redemption proceeds if making immediate payment would adversely affect the Fund. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

      The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Fund.

      Payment of the redemption price may be made either in cash or in portfolio securities (selected at the discretion of the Trustees and taken at their value used in determining the redemption price), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Trustees believe that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. No interest will accrue on uncashed redemption checks. Redemption proceeds on Class A shares, Class B shares and Class C shares will reflect the deduction of the CDSC, if any.

      To redeem shares for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The Fund may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact ABIS to confirm whether a Medallion Signature Guarantee is needed.

      To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

      Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer (of shares for which no stock certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Mutual Fund Application or, if an existing shareholder has not completed this portion, an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000, and must be made before the Fund Closing Time, on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

      Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no stock certificates have been issued by telephone at (800) 221-5672 before the Fund Closing Time, on a Fund business day in an amount not exceeding $100,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Mutual Fund Application.

      Telephone Redemption - General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, the Adviser, ABI nor ABIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

      The Fund may redeem shares through ABI or financial intermediaries. The repurchase price will be the NAV next determined after ABI receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the Fund Closing Time will be executed at the NAV determined as of the Fund Closing Time if received by ABI prior to its close of business on that day (normally 5:00 p.m., Eastern time). The financial intermediary is responsible for transmitting the request to ABI by 5:00 p.m., Eastern time (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to ABI after 5:00 p.m., Eastern time, and receive that day's NAV).
If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of the Fund to ABI either directly or through a financial intermediary. Neither the Fund nor ABI charges a fee or commission in connection with the redemption of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service. The redemption of shares of the Fund as described above with respect to financial intermediaries is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

Account Closure
---------------

      The Fund reserves the right to close out an account that has remained below $1,000 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

--------------------------------------------------------------------------------
                             SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

      The following information supplements that set forth in your Prospectus under the heading "Investing in the Fund". The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such intermediary.

Automatic Investment Program
----------------------------

      Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after ABI receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund Application. As of January 31, 2009, the Automatic Investment Program is available for purchase of Class B shares only if a shareholder was enrolled in the Program prior to January 31, 2009. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

      Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are eligible to continue their program despite the $50 monthly minimum.

Exchange Privilege
------------------

            You may exchange your investment in the Fund for shares of the same class of other AB Mutual Funds if the other AB Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AB Mutual Fund, (iii) certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates and (iv) certain persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services may, on a tax-free basis, exchange Class A or Class C shares of the Fund for Advisor Class shares of the Fund or Class C shares of the Fund for Class A shares of the Fund. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by the Fund Closing Time on that day.

      Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares of that Fund. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AB Mutual Fund you originally purchased for cash ("original shares").
When redemption occurs, the CDSC applicable to the original shares is applied.

      Please read carefully the prospectus of the AB Mutual Fund into which you are exchanging before submitting the request. Call ABIS at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A or Class C shares of a Fund for Advisor Class shares of the same Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted, or terminated on 60 days' written notice.

      All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AB Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchange of shares of AB Mutual Funds will generally result in the realization of a capital gain or loss for Federal income tax purposes.

      Each Fund shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

      Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange, at (800) 221-5672 before the Fund Closing Time, on the Fund business day as defined above. Telephone requests for exchange received before the Fund Closing Time, on the Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

      A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AB Mutual Fund.

      None of the AB Mutual Funds, the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

      The exchange privilege is available only in states where shares of the AB Mutual Funds being acquired may be legally sold. Each AB Mutual Fund reserves the right, at any time on 60 days' written notice to its shareholders, to modify, restrict or terminate the exchange privilege. Also see, "General" above.

Statements and Reports
----------------------

      Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent registered public accounting firm, Ernst & Young LLP, 5 Times Square, New York, New York 10036. In addition, shareholders also receive a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

Checkwriting
------------

      A new Class A or Class C investor may fill out a Signature Card to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against Class A or Class C shares of the Fund redeemed from the investor's account. A Class A or Class C shareholder wishing to establish this checkwriting service should contact the Fund by telephone or mail. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the NAV of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Fund and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

      When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the NAV next determined, a sufficient number of full and fractional shares in the shareholder's account to cover the check. A shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Cancelled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

--------------------------------------------------------------------------------
              DAILY DIVIDENDS - DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

      All net income of the Fund is determined after the Fund Closing Time each Fund business day, (and at such other times as the Trustees may determine) and is paid immediately thereafter pro rata to shareholders of record via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

      Net income consists of all accrued interest income on Fund portfolio assets less the Fund's expenses applicable to that dividend period. Realized gains and losses are reflected in NAV and are not included in net income. NAV per share of each class is expected to remain constant at $1.00 since all net income is declared as a dividend each time net income is determined.

      Dividends paid by the Fund, with respect to Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

      The valuation of the Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of the Fund may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

      The Fund maintains procedures designed to maintain its share price at $1.00. Such procedures include daily review of the Fund's portfolio holdings by the Adviser to determine whether and to what extend the NAV of the Fund calculated by using available market quotations or market equivalents deviates from NAV based on amortized cost. The Adviser will promptly notify the Board if the deviation is greater than $0.005, and the Board will promptly consider what action should be initiated. There can be no assurance that the Fund's NAV per share will remain constant at $1.00.

      The NAV of the shares of the Fund is determined on any day the Exchange is open at the close of regular trading (ordinarily, 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) and on such other days as the Trustees deem appropriate or necessary in order to comply with Rule 22c-1 of the 1940 Act. Generally, the NAV is not calculated, and purchase and redemption orders are not accepted, on days that the Exchange is closed; however, the Fund may elect to, but is not required to, remain open for the purposes of processing certain transactions (excluding exchanges into and out of the Fund) and calculating NAV even on days that the Exchange is closed in the following circumstances:

            1)    The Federal Reserve System is open;
            2) The primary trading markets for the Fund's portfolio investments are open; and
            3) The Adviser believes there is an adequate market to meet purchase and redemption requests.

The calculation of NAV in such circumstances will ordinarily be made when the Fund closes for business on that day.

      The Fund's per share NAV is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

      The assets attributable to the Class A shares, Class B shares, Class C shares, Class R shares, Class K shares, Class I shares and Advisor Class shares will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

--------------------------------------------------------------------------------
                                     TAXES
--------------------------------------------------------------------------------

      The Fund has qualified to date and intends to qualify in each future year to be taxed as a regulated investment company under the Code, and as such, will not be liable for Federal income and excise taxes on the net income and capital gains distributed to its shareholders. Since the Fund distributes all of its net income and capital gains, the Fund itself should thereby avoid all Federal income and excise taxes.

      For shareholders' Federal income tax purposes, all distributions by the Fund out of interest income and net realized short-term capital gains are treated as ordinary income, and distributions of long-term capital gains, if any, are treated as long-term capital gains irrespective of the length of time the shareholder held shares in the Fund. Since the Fund's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations. Furthermore, since the Fund's investment income is derived from interest rather than dividends, it is expected that for non-corporate shareholders no portion of such distributions will be treated as "qualified dividend income" taxable at the same preferential tax rates applicable to long-term capital gains. Long-term capital gains, if any, distributed by the Fund to a shareholder are taxable to the shareholder as long-term capital gain, irrespective of the length of time he may have held his shares. Any loss realized on shares held for six months or less will be treated as a long-term capital loss for Federal income tax purposes to the extent of any long-term capital gain distributions received on such shares. Distributions of short- and long-term capital gains, if any, are normally made once each year shortly before the close of the Fund's fiscal year, although such distributions may be made more frequently if necessary in order to maintain the Fund's NAV at $1.00 per share.

      Shareholders may be subject to state and local taxes on distributions. Each investor should consult his own tax adviser to determine the status of distributions in his particular state or locality.

--------------------------------------------------------------------------------
                            PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

      Subject to the general oversight of the Trustees, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). In connection with seeking best price and execution, the Fund does not consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

      Because the Fund invests in securities with short maturities, there is a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and NAV of the Fund's shares since the Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis which does not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

      The Fund has no obligation to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one broker, the Adviser, in its discretion, purchases and sells securities through brokers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a broker is in addition to the services required to be performed by the Adviser under Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. During the fiscal year ended April 30, 2016, the fiscal period ended April 30, 2015, and the fiscal years ended September 30, 2014 and 2013, the Fund incurred no brokerage commissions.

Disclosure of Portfolio Holdings
--------------------------------

      The Fund believes that the ideas of the Adviser's investment staff should benefit the Fund and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, the Fund also believes that knowledge of its portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

      The Adviser has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Fund's portfolio securities. The policies and procedures relating to disclosure of the Fund's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund's operation or useful to the Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its shareholders) are met, the Fund does not provide or permit others to provide information about its portfolio holdings on a selective basis.

      The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. Rule 2a-7 under the 1940 Act requires the Fund to post monthly a schedule of investments as of the last day of the preceding month on the Adviser's website (www.ABglobal.com). The posted information is required to include dollar-weighted average portfolio maturity and, for each security, the name of the issuer, the category of investment, the CUSIP number, the principal amount, the maturity date, coupon and yield, and amortized cost value.

      The Adviser may distribute or authorize the distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Fund. In addition, the Adviser may distribute or authorize distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, (i) to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Fund, (ii) to facilitate the review of the Fund by rating agencies, (iii) for the purpose of due diligence regarding a merger or acquisition, or (iv) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders. The Adviser does not expect to disclose information about the Fund's portfolio holdings to individual or institutional investors in the Fund or to intermediaries that distribute the Fund's shares without making such information public as described herein. Information may be disclosed with any frequency and any lag, as appropriate.

      Before any non-public disclosure of information about the Fund's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

      The Adviser has established procedures to ensure that the Fund's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determine that the disclosure serves a legitimate business purpose of the Fund and is in the best interest of the Fund's shareholders. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Fund and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

      In accordance with these procedures, each of the following third parties has been approved to receive information concerning the Fund's portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's custodian in connection with its custody of the Fund's assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Fund's portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------
                              GENERAL INFORMATION
--------------------------------------------------------------------------------

The Fund
--------

      The Fund is a Massachusetts business trust that was organized on January 14, 1994 under the name "AFD Exchange Reserves". The Fund's name became "AllianceBernstein Exchange Reserves" on March 31, 2003. The name of the Fund was changed from AllianceBernstein Exchange Reserves to "AB Exchange Reserves" on January 20, 2015, and to "AB Government Exchange Reserves" on July 1, 2016.

      The Fund has an unlimited number of authorized Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of beneficial interest par value $.001 per share, which may, without shareholder approval, be divided into an unlimited number of series. All shares of the Fund, when issued, are fully paid and non-assessable. The Trustees are authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Shares of each class participate equally in dividends and distributions from that class, including any distributions in the event of a liquidation except that each class bears its own transfer agency expenses, each of Class A, Class B, Class C, Class R and Class K shares bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Shares of the Fund are normally entitled to one vote for all purposes. Generally, shares of the Fund vote as a single series for the election of Trustees and on any other matter affecting the Fund. As to matters affecting a class differently, such as approval of the Rule 12b-1 plan, each class votes separately. Shareholder meetings will be held only when required by federal or state law.

      It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

      Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that the Trustees use their best efforts to ensure that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or officers of the Fund. The Agreement and Declaration of Trust provides for indemnification out of the property of the Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. In the view of the Adviser, such risk is not material.

Portfolio Holders
-----------------

      Set forth below is certain information as to all persons who, of record or beneficially, held 5% or more of any of the classes of the Fund's shares outstanding at June 11, 2016:

                                                  No. of             % of
Name and Address                                  Shares             Class
----------------                                  ------             -----

Class A Shares
--------------

First Clearing, LLC
Special Custody Acct for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO  63103-2523                    7,666,510              5.31%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                    7,266,064              5.03%

Class C Shares
--------------

First Clearing, LLC
Special Custody Acct for the Exclusive
Benefit of Customer
2801 Market Street
Saint Louis, MO  63103-2523                    1,786,785             10.94%

JP Morgan Clearing Corp Omni Acct
For the Exclusive Benefit of Customers
3 Chase Metrotech Center, 3rd Floor
Mutual Fund Department
Brooklyn, NY 11245-0001                          956,462              5.86%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL 32246-6484                    1,059,827              6.49%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                            868,986              5.32%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                      980,365              6.00%

Advisor Class Shares
--------------------

Sanford Bernstein & Co., LLC
1 N Lexington Avenue
White Plains, NY 10601-1785                   25,821,969             18.18%

Sanford Bernstein & Co., LLC
1 N Lexington Avenue
White Plains, NY 10601-1785                    7,801,900              5.49%

Sanford Bernstein & Co., LLC
1 N Lexington Avenue
White Plains, NY 10601-1785                    9,490,784              6.68%

Sanford Bernstein & Co., LLC
1 N Lexington Avenue
White Plains, NY 10601-1785                   17,233,357             12.13%

Class R Shares
--------------

Matrix Trust Company Cust.
FBO Kenneth A. Holz, DDS, PC
717 17th Street, Suite 1300
Denver, CO 80202-3304                            703,592             14.43%

Mid Atlantic Trust Company FBO
Casemer Tool & Machine Inc.
1251 Waterfront Place, Suite 525
Pittsburgh, PA 15222-4228                        248,272              5.09%

Class K Shares
--------------

Great-West Trust Company LLC TTEE
FBO Virginia Ear, Nose and
Throat Associates PC
401K Profit Sharing Plan
8515 E. Orchard Road
Greenwood Village, CO 80111-5002               7,312,680             18.08%

Great-West Trust Company LLC TTEE F
Kason Industries Inc. 401K RSP
8515 E. Orchard Road
Greenwood Village, CO 80111-5002               2,143,951              6.45%

Class I Shares
--------------

CollegeBound Fund
Age Based Aggressive 1999-2001
AB Pooling Exchange Reserves - ADV
8000 IH10 West
San Antonio, TX  78230-3802                   85,808,474              5.37%

CollegeBound Fund
Age Based Portfolio 1999-2001
AB Pooling Exchange Reserves - ADV
8000 IH10 West
San Antonio, TX  78230-3802                  195,681,055             12.25%

CollegeBound Fund
Age Based Portfolio 2002-2004
AB Pooling Exchange Reserves - ADV
8000 IH10 West
San Antonio, TX  78230-3802                   80,307,152              5.03%

CollegeBound Fund
Growth Emphasis
Age Based Portfolio 1996-1998
1345 Avenue of the Americas
New York, NY  10105-0302                     162,476,309             10.17%

State Street Bank and Trust
AB Discovery Value
1 Lincoln St.
Boston, MA  02111-2901                       191,147,931             11.97%

State Street Bank and Trust
AB Small Cap Growth Fund, Inc.
1 Lincoln St.
Boston, MA  02111-2901                       194,947,646             12.21%

State Street Bank and Trust
AB Small/Mid Cap Growth Fund, Inc.
1 Lincoln St.
Boston, MA  02111-2901                       165,532,076             10.36%

Registrar, Transfer Agent and Dividend Disbursing Agent
-------------------------------------------------------

      ABIS, an indirect wholly-owned subsidiary of the Adviser, located at 8000 IH 10 W, 4th Floor, San Antonio, TX 78230, acts as the Fund's registrar, transfer agent and dividend disbursing agent for a fee based upon the number of shareholder accounts maintained for the Fund.

Custodian and Accounting Agent
------------------------------

      State Street Bank and Trust Company, c/o State Street Corporations CCB/5, 1 Iron Street, Boston, MA 02210, acts as the Fund's custodian for the assets of the Fund and as its accounting agent but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter
---------------------

      ABI, 1345 Avenue of the Americas, New York, NY 10105, an indirect wholly-owned subsidiary of the Adviser, serves as the Fund's principal underwriter, and as such may solicit orders from the public to purchase shares of the Fund. ABI is not obligated to sell any specific amount of shares and will purchase shares for resale only against orders for shares. Under the Agreement between the Fund and ABI, the Fund has agreed to indemnify the distributors, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Independent Registered Public Accounting Firm
---------------------------------------------

      The Fund's independent registered public accounting firm is Ernst & Young LLP, 5 Times Square, New York, NY 10036.

Counsel
-------

      Legal matters in connection with the issuance of the shares offered hereby have been passed upon by Seward & Kissel LLP, 901 K Street NW, Suite 800, Washington, DC 20001.

Proxy Voting Records
--------------------

      Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available
(1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.ABglobal.com; or both; and (2) on the SEC's website at www.sec.gov.

Additional Information
----------------------

Shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

--------------------------------------------------------------------------------
                       FINANCIAL STATEMENTS AND REPORT OF
                INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

      The financial statements of the Fund for the fiscal year ended April 30, 2016 and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Fund's annual report. The annual report was filed on Form N-CSR with the SEC on July 5, 2016. This report is available without charge upon request by calling ABIS at
(800) 227-4618 or on the Internet at www.ABglobal.com.